UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 15, 2004

Rockford Corporation

(Exact name of registrant as specified in its charter)

Arizona	000-30138	86-0394353
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 South Rockford Drive
Tempe, Arizona 85281
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(480) 967-3565

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Financial Officers.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EX-99.1
EX-99.2

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Financial Officers.

     Rockford has appointed Richard G. Vasek as its Vice President, Chief Financial Officer, and Secretary. Mr. Vasek will assume his duties on November 29, 2004.

     Before he agreed to join Rockford, Mr. Vasek, age 39, was Executive Vice President, Chief Financial Officer and Secretary of Royal Appliance Mfg. Co., a consumer products company based in Cleveland, Ohio. Mr. Vasek has been with Royal for the last 13 years and has acted as its chief financial officer for the last six years. Before his employment at Royal Mr. Vasek had four years of experience in public accounting.

     Mr. Vasek will be a salaried employee of Rockford, serving on an at-will basis and without a written employment agreement other than the change of control agreement described below. He will have benefits comparable to those of other Rockford executive officers. Rockford will enter into a change of control agreement with Mr. Vasek comparable to those Rockford has with other executive officers.

     Mr. Vasek has not held any office or position with Rockford in the past nor is he party to any arrangement or understanding with any other person pursuant to which he was or is to be selected as an officer. Mr. Vasek does not have any family relationship with any other director or executive officer of Rockford nor has he engaged or proposed to engage, since the beginning of the last fiscal year, in any transaction in which one of our directors, nominees for election as a director, executive officers, security holders that we know to hold more than 5% of our voting securities or any member of the immediate family of the foregoing is interested.

Item 7.01. Regulation FD Disclosure.

     On November 15, 2004, Rockford issued two news releases, one regarding its results of operations for the third quarter, ended September 30, 2004, and the other describing Mr. Vasek’s appointment as Chief Financial Officer. Copies of these news releases are furnished herewith as Exhibits 99.1 and 99.2.

Item 9.01. Financial Statements and Exhibits.

(c)	The following exhibits are furnished herewith:

     99.1 News release of Rockford dated November 15, 2004, “Rockford Corporation Announces Third Quarter Fiscal 2004 Results”.

     99.2 News release of Rockford dated November 15, 2004, “Rockford Corporation Names Richard G. Vasek Chief Financial Officer”.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2004

ROCKFORD CORPORATION
By:	/s/ W. Gary Suttle
W. Gary Suttle
Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	News release of Rockford dated November 15, 2004, “Rockford Corporation Announces Third Quarter Fiscal 2004 Results”.
99.2	News release of Rockford dated November 15, 2004, “Rockford Corporation Names Richard G. Vasek Chief Financial Officer”.

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